UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 26, 2019

LODGING FUND REIT III, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-56082	83-0556111
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1635 43rd Street South, Suite 205
Fargo, North Dakota	58103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 630-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously disclosed, Lodging Fund REIT III, Inc. (the “Company”), through its operating partnership subsidiary Lodging Fund REIT III OP, LP (the “Operating Partnership”), entered into an Agreement of Purchase and Sale with Treemont Capital Partners III, LP (the “Seller”), as reinstated and amended as of October 1, 2019 (as amended, the “Purchase Agreement”), for the purchase by the Operating Partnership of a Home2 Suites by Hilton hotel property located in Lubbock, Texas (the “Home2 Lubbock”).  On December 26, 2019, pursuant to the Assignment of Agreement of Purchase and Sale (the “Assignment”) by and between the Operating Partnership and LF3 Lubbock Casa, LLC (the “Owner”) and LF3 Lubbock Casa TRS, LLC (the “TRS Subsidiary”), both Delaware limited liability companies and indirect wholly-owned subsidiaries of the Company, the Operating Partnership assigned its right, title and interest in and to the Purchase Agreement to the Owner and the TRS Subsidiary. A copy of the Assignment is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

The information in this Report set forth under Items 2.01 and 2.03 is incorporated herein by reference into this Item 1.01.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of Home2 Suites by Hilton – Lubbock, Texas

On December 30, 2019, the Company, through the Owner, acquired from the Seller, the Home2 Lubbock.  The seller is not affiliated with the Company or Legendary Capital REIT III, LLC (the “Advisor”), the Company’s external advisor.

The purchase price of Home2 Lubbock was $14.15 million, exclusive of closing costs. The Company funded the purchase of the Home2 Lubbock with proceeds from the Company’s ongoing private offering and the assumption of the existing loan encumbering the property (discussed in Item 2.03 below).

The Home2 Lubbock is located directly off the Marsha Sharp Freeway and bookends the Canyon West shopping center, an outlet mall in the growing Canyon West master-planned development. Opened in May 2015, the 100-room extended-stay hotel features 1,090 square feet of meeting space, a business center, fitness center, outdoor pool, complimentary parking and pet-friendly accommodations. Guests enjoy amenities including complimentary Wi-Fi and breakfast. Guest rooms feature full kitchens and are designed for multi-day stays, providing accommodations for guests ranging from business travelers to sports groups.

Lubbock is the largest city in the Texas panhandle region. Major demand drivers include Texas Tech University, an NCAA Division I school with over 30,000 students, and Covenant Health System, which is undergoing a building and renovation project of approximately $450 million. The Buddy Holly Hall of Performing Arts & Sciences, scheduled to open in 2020, and Lubbock Civic Center provide additional demand drivers for the city’s hospitality market.

Management of Home2 Suites by Hilton – Lubbock, Texas

On December 30, 2019, the Company, through the TRS Subsidiary, entered into a Management Agreement with NHS, LLC dba National Hospitality Services (“NHS”), an affiliate of the Advisor which is wholly-owned by Norman Leslie, a director and executive officer of the Company and a principal of the Advisor, to provide property management and hotel operations management services for the Home2 Lubbock. The agreement has an initial term expiring on December 31, 2024, which automatically renews for a period of five years on each successive five-year period, unless terminated in accordance with its terms. NHS earns a monthly base management fee for property management services equal to 4% of gross revenue, an accounting fee of $14.00 per room for accounting services, payable monthly, and an administrative fee equal to 0.60% of gross revenues for administrative and other services. The Company also reimburses NHS for certain costs of operating the property incurred on behalf of the Company. All reimbursements are paid to NHS at cost.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT

On December 30, 2019, in connection with the Company’s acquisition of the Home2 Lubbock, and pursuant to the Assumption Agreement, dated as of December 30, 2019 (the “Assumption Agreement”), the Owner and the TRS Subsidiary (collectively, the “Borrower”) assumed the existing term loan originally made by Starwood Mortgage Capital, LLC and currently held by Wilmington Trust, National Association, as trustee for the benefit of the Registered Holders of JPMCC Commercial Mortgage Securities Trust 2016-JP4, Commercial Mortgage Pass-Through Certificates, Series 2016-JP4 (the “Lender”), an unaffiliated lender, which is secured by the Home2 Lubbock (the “Home2 Lubbock Loan”). The original amount of the loan was $8.6 million, and the outstanding principal balance was approximately $8.0 million at the time the loan was assumed by the Borrower.  The Home2 Lubbock Loan has a fixed interest rate of 4.69% per annum, matures on October 6, 2026 with no extension option, and requires monthly payments of principal and interest with a balloon payment due at maturity. The Borrower has the right to prepay all or a portion of the Home2 Lubbock Loan beginning in July 2026, subject to certain fees and conditions contained in the loan documents.  Pursuant to the Assumption Agreement, the Company and the Operating Partnership (collectively, the “Guarantor”), assumed a Guaranty (the “Guaranty”) in connection with the Home2 Lubbock Loan, pursuant to which, the Guarantor absolutely, unconditionally and irrevocably guarantees to the Lender (i) the payment of all actual losses, damages, costs, expenses, liabilities, claims or other obligations incurred by Lender as a result of fraud, gross negligence, willful misconduct and certain other intentional actions or omissions of the Borrower or Guarantor in violation of the loan documents, as further described in the Guaranty, and, (ii) the full and prompt payment and performance when due of all amounts for which the Borrower is liable under the Home2 Lubbock Loan under certain circumstances, including, without limitation, certain bankruptcy or insolvency proceedings involving the Borrower, as further described in the Guaranty.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Because it is impracticable to provide the required financial statements for the acquisition of the real property described in this Current Report on Form 8-K at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

Ex.	Description
10.1	Assignment of Agreement of Purchase and Sale relating to the Home2 Lubbock, dated as of December 26, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGING FUND REIT III, INC.

Dated: December 31, 2019	BY:	/s/ Corey R. Maple
Corey R. Maple
Chairman of the Board, Chief Executive Officer and Secretary